Exhibit 10.2

Confidential Treatment Requested by American Superconducter

Corporation

Amendment No. 1

to Supply Contract for [**] sets of DF2000/ 50Hz Electric Control Systems (According to GL2010 guideline) between Inox Wind Ltd. and American Superconductor Corporation

Date: 23rd February 2015

Created by: Guntram Joham

Pages: 5

This Amendment Number 1 (the “PPC Amendment”) to the Contract Number PPC1687-032014 dated 12th August 2014 (the “PPC Contract”) is effective as of 15th August 2014 (“Effective Date”) between Inox Wind Ltd. having its head office at Plot No. 17, Sector 16-A, Noida 201301 (U.P) India (“Inox”) and American Superconductor Corporation having its head office at 64 Jackson Road, MA 01434-Devens, USA (“AMSC US”), hereinafter collectively referred to as the “Parties” or individually as a “Party”.

WHEREAS, AMSC US and Inox have executed a Supply contract dated 12th August 2014 regarding the supply of [**] sets of DF2000/ 50Hz Electric Control Systems (According to GL2010 guideline) possessed by American Superconductor.

NOW, THEREFORE, the Parties hereto agree to further amend the Agreement as follows:

A. The following sections within the Agreement are deleted in their entirety and replaced as follows:

The AMSC ID numbers in the PPC Contract need to be changed to avoid any mistakes in production and supply.

1. Scope of Supply and Contract Price:

1.1.	[**] ([**]) sets of Electric Control System (hereinafter “ECS”) [**] function and without Condition Monitoring System (CMS). Each set comprising of:

#	ELECTRIC CONTROL SYSTEM	AMSC ID	units per WEC	Scope of supply	NOT scope of supply

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Exhibit 10.2

Confidential Treatment Requested by American Superconducter

Corporation

#	ELECTRIC CONTROL SYSTEM	AMSC ID	units per WEC	Scope of supply	NOT scope of supply
1	#4HCA100/200/300 Hub Cabinets including Pitch Motor	26117316	1 set

1 set consist of:

-  1pcs 26117328 hub cabinet +4HCA100

-  1pcs 26117329 hub cabinet +4HCA200

-  1pcs 26117330 hub cabinet +4HCA300

each hub cabinet includes pitch converter with IO’s, heater, service switch and service plug

- 3 pcs No.10113715 pitch motors including cables for motor and speed feedback connection. Each pitch motor with free wheel system, brake and speed feedback.

-Industrial connector

					-additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors
2	+4HCC100 OVP	26117334	1 off	fully assembled and tested cabinet. cabinet includes: -PLC IO’s with CAN Interface -lightning protection (acc. lightning protection system) -industrial connectors	-additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Exhibit 10.2

Confidential Treatment Requested by American Superconducter

Corporation

#	ELECTRIC CONTROL SYSTEM	AMSC ID	units per WEC	Scope of supply	NOT scope of supply
3	+3NCA100/200 Nacelle Control Cabinet	26117340	1 off

fully assembled and tested cabinet.

cabinet includes:

-auxiliary power supply

-auxiliary control and protection

-contactors and relays

-PLC IO’s

-control panel

-YAW converter

-lightning protection (acc. lightning protection system)

-UPS power supply

24VDC with batteries

-service switch and service plug

-service box

-connection terminals

					-additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors
4	+1CCA100/110 Converter Cabinet complete	26117164	1 off

fully assembled and tested cabinet.

cabinets includes:

-AMSC power module

(PM3000W with pre charge unit)

-PLC IO’s with CAN Interface

-filter capacitors and resistors

-crowbar unit

-generator and line choke

-contactors and relays

-stator breaker

-grid contactor

-air to water heat exchanger

-water cooling distribution

-total power measurement

-lightning protection (acc. lightning protection system)

-connection terminals

-[**] package

					-additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors -external water cooling unit
	[**] ([**]) Package for [**] as per AMSC Specification for Inox DF2000 [**] and [**] Rev 4 (13-05-2014)

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Exhibit 10.2

Confidential Treatment Requested by American Superconducter

Corporation

#	ELECTRIC CONTROL SYSTEM	AMSC ID	units per WEC	Scope of supply	NOT scope of supply
5	+1TBC100 Tower Base Cabinet complete	26117159	1 off

fully assembled and tested cabinet.

cabinet includes:

-auxiliary control and protection

-contactors and relays

-PLC IO’s and CPU

-UPS power supply 24VDC with batteries

-service switch

-control panel

-connection terminals

					-additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors
6	SCADA Package incl. wtDataCenter	26112620	1 off

-wtSCADA Server: SCADA system for wind farm server

-wtSCADA Client: GUI to visualize all monitored turbines

-wtCommissioner: SCADA system for commissioning and trouble shooting

-wtDataCenter: Analysis tool for Licensed wind turbines and wind farms

-Highspeed datalogger: trace tool

-wtCSV Viewer: Log viewer tool with charting capabilities

-PLC Update: Software update tool for PLC code.

-Detailed document for each of the above mentioned software packages

					-source code -personal computer (PC)

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Exhibit 10.2

Confidential Treatment Requested by American Superconducter

Corporation

#	ELECTRIC CONTROL SYSTEM	AMSC ID	units per WEC	Scope of supply	NOT scope of supply
7	Control Software	26112620	1 off

-Control software and configuration tools for yaw-, pitch-, converter system, PLC and SLC

-Software description

including parameter, warning and error description

-SCL (Source Code Light) PLC source code

-[**] Support

					-source code except PLC SCL

3. Payment Conditions:

3.5	Approved Banks to issue LCs:

Buyer:	ICICI Bank Limited (Vadodara Branch)
Landmark, Race Course Circle
Vadodara 390007, Gujarat, India

YES Bank Ltd. 102/103, CG Centre CG Road, Panchwati, Ahmedabad-380009
IDBI Bank Ltd. 46A, Gautam Nagar Race Course Road, Vadodara - 390009.
Axis Bank Ltd. B-2 & B-3, Sector 16, Noida Main Branch Noida

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Exhibit 10.2

Confidential Treatment Requested by American Superconducter

Corporation

HDFC Bank Ltd.

6th Floor, Midway Heights,

Nr. Panchmukhi Hanuman Temple,

Kala Ghoda, Raopura,

Vadodara – 390 001

ING Vysya Bank Ltd.

Plot No. C-12, G Block, 8th Floor,

BKC, Bandra (East),

Mumbai – 400051

Seller shall request Buyer to take corrective action if the letter of credit from any of the above banks cannot be discounted by the US banks of the Seller and Buyer shall take corrective measures accordingly in consultation with the Seller.

Bank information of the Seller:

Name on the account:

American Superconductor Corporation

64 Jackson Road, Devens, MA 01434, USA

For Letter of Credits and down payment (cash payments):

Intermediary bank for payment transfers:

Standard Chartered bank (Frankfurt) GmbH

Frankfurt, Germany

SCBLDEFX

B. All other terms and conditions of the contract shall continue unchanged and remain in full force and effect.

IN WITNESS WHEREOF the Parties have caused this Amendment of the Agreement to be executed by their duly authorized representatives effective as of the Effective Date.

Inox Wind Ltd.		American Superconductor Corporation

BY	/s/ Rajeev Gupta	BY:	/s/ James Maguire

NAME:	Rajeev Gupta	NAME:	James Maguire

TITLE:	Director	TITLE:	EVP Operations

DATE:	February 24, 2015	DATE:	February 25, 2015

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.